Long-Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-Term Debt
13. LONG-TERM DEBT

	December 31,
	2019	2018
	(In millions)

Term Loan A	$458.4	$488.8
Term Loan A-1	681.6	851.2
2022 Notes	375.9	375.9
2024 Notes	602.9	602.9
Finance leases	3.9	2.5
Total outstanding debt	2,122.7	2,321.3
Deferred financing costs	(15.7)	(22.7)
Less current portion	(15.3)	(1.2)
Total long-term debt	$2,091.7	$2,297.4

The scheduled maturities of outstanding debt, excluding deferred financing costs, at December 31, 2019 are as follows (in millions):

2020	$15.3
2021	15.2
2022	390.8
2023	659.9
2024	608.1
Thereafter	433.4
Total outstanding debt	$2,122.7

During the year ended December 31, 2018, the Company repurchased $24.1 million and $172.1 million of its 2022 Notes and 2024 Notes, respectively.  The Company wrote off $2.4 million of debt issuance costs and recorded a loss on debt extinguishment of $4.2 million related to the repurchases, recorded within Interest expense and Other expense (income), net of the Consolidated Statement of Operations, respectively. There were no amounts repurchased during the years ended December 31, 2019 or 2017.

Credit Agreement

On December 1, 2017, the Company entered into the Second Amended and Restated Credit Agreement (the “Credit Agreement”) which amends, restates, and replaces the Company’s prior credit agreement, dated as of February 1, 2016 (as amended from time to time prior to February 1, 2016, the “Prior Credit Agreement”). As amended, the senior unsecured credit facility includes a revolving credit facility (the “Revolving Credit Facility” or the “Revolver”) and two term loans. The Credit Agreement (1) extended the maturity dates of the Revolving Credit Facility, Term Loan A, and Term Loan A-1, (2) resized the Revolver from $900 million to $750 million, (3) consolidated three term loans into two, (4) tightened pricing, and (5) modified the fee structure on the Revolving Credit Facility to now calculate based on the unused portion of the commitments under the Revolving Credit Facility rather than the total commitments under the Revolving Credit Facility.

On June 11, 2018, the Company entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement.  Under the Amendment, among other things, (i) the leverage covenant threshold has increased through fiscal year 2019, (ii) the Company and the other loan parties secured the obligations with liens on substantially all of their personal property, and (iii) such liens will be released upon the Company’s leverage ratio being less than or equal to 4.00 to 1.00 no earlier than the fiscal quarter ended on December 31, 2019.  The material terms and conditions under the Credit Agreement are otherwise substantially consistent with those contained in the Credit Agreement prior to the Amendment.  In connection with this Amendment, $0.6 million in lender fees will be amortized ratably through January 31, 2025 and $1.8 million of fees will be amortized ratably through February 1, 2023.

On August 26, 2019, the Company entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement.  This Amendment permanently maintains the secured status of the credit facility and the maximum permitted leverage ratio at 4.5x.  Absent the Amendment, the Credit Agreement was scheduled to return to unsecured status with a maximum permitted leverage ratio of 4.0x in the fourth quarter of 2019.  The material terms and conditions under the Credit Agreement are otherwise substantially consistent with those contained in the Credit Agreement prior to the Amendment.

The Company’s average interest rate on debt outstanding under its Credit Agreement for the year ended December 31, 2019 was 4.11%. Including the impact of the interest rate swap agreements in effect as of December 31, 2019, the average rate decreased to 3.60%.

Revolving Credit Facility — As of December 31, 2019, $723.6 million of the aggregate commitment of $750.0 million of the Revolving Credit Facility was available. Under the Credit Agreement, the Revolving Credit Facility matures on February 1, 2023. In addition, as of December 31, 2019, there were $26.4 million in letters of credit under the Revolving Credit Facility that were issued but undrawn, which have been included as a reduction to the calculation of available credit.

Interest is payable quarterly or, if earlier, at the end of the applicable interest period in arrears on any outstanding borrowings under the Revolving Credit Facility. The interest rates applicable to the Revolving Credit Facility are based upon the Company’s consolidated net leverage ratio or the Company’s Corporate Credit Rating, whichever results in lower pricing, and are determined by either (i) LIBOR, plus a margin ranging from 1.20% to 1.70%, or (ii) a Base Rate (as defined in the Credit Agreement), plus a margin ranging from 0.20% to 0.70%. The unused fee on the Revolving Credit Facility is also based on the
Company’s consolidated net leverage ratio or the Company’s Corporate Credit Rating, whichever results in lower pricing, and accrues at a rate ranging from 0.20% to 0.35%.

The Credit Agreement is fully and unconditionally, as well as jointly and severally, guaranteed by our 100% owned direct and indirect domestic subsidiaries: Bay Valley Foods, LLC; Sturm Foods, Inc. (includes Cains Foods, Inc. beginning in the fourth quarter of 2019); S.T. Specialty Foods, Inc.; Associated Brands, Inc.; Protenergy Holdings, Inc.; Protenergy Natural Foods, Inc.; TreeHouse Private Brands, Inc. (formerly Ralcorp Holdings, Inc.); American Italian Pasta Company.; Linette Quality Chocolates, Inc.; Ralcorp Frozen Bakery Products, Inc.; Cottage Bakery, Inc.; The Carriage House Companies, Inc. and certain other domestic subsidiaries that may become guarantors in the future, which are collectively known as the “Guarantor Subsidiaries.”  As of August 1, 2019, Nutcracker Brands, Inc. and Flagstone Foods, Inc. are no longer Guarantor Subsidiaries due to the Snacks division divestiture. During the fourth quarter of 2019, Cains Foods, L.P. was dissolved and Cains GP, LLC was renamed as TreeHouse Foods Services, LLC. The Credit Agreement contains various financial and restrictive covenants and requires that the Company maintain a consolidated net leverage ratio of no greater than 4.50 to 1.0. The Credit Agreement also contains cross-default provisions which could result in the acceleration of payments in the event TreeHouse or the Guarantor Subsidiaries (i) fails to make a payment when due in respect of any indebtedness or guarantee having an aggregate principal amount greater than $75.0 million or (ii) fails to observe or perform any other agreement or condition related to such indebtedness or guarantee as a result of which the holder(s) of such debt are permitted to accelerate the payment of such debt.

Term Loan A — On December 1, 2017, the Company entered into a $500 million term loan which amended and extended the Company’s existing term A loan. The maturity date is January 31, 2025. The interest rates applicable to Term Loan A are based upon the Company’s consolidated net leverage ratio or the Company’s Corporate Credit Rating, whichever results in lower pricing, and are determined by either (i) LIBOR, plus a margin ranging from 1.675% to 2.175%, or (ii) a Base Rate (as defined in the Credit Agreement), plus a margin ranging from 0.675% to 1.175%. Principal amortization payments are due on a quarterly basis and interest is payable quarterly or, if earlier, at the end of the applicable interest period in arrears on any outstanding borrowings under Term Loan A. Term Loan A is subject to substantially the same covenants as the Revolving Credit Facility, and also has the same Guarantor Subsidiaries.

Term Loan A-1 — On December 1, 2017, the Company entered into a $900 million term loan which amended and extended the Company’s existing tranche A-1 and tranche A-2 term loans. The maturity date is February 1, 2023. The interest rates applicable to Term Loan A-1 are the same as those applicable to the Revolving Credit Facility (other than, for the avoidance of doubt, the unused fee). Principal amortization payments are due on a quarterly basis and interest is payable quarterly or, if earlier, at the end of the applicable interest period in arrears on any outstanding borrowing under Term Loan A-1. Term Loan A-1 is subject to substantially the same covenants as the Revolving Credit Facility, and has the same Guarantor Subsidiaries.

Term Loan A-2 — On December 1, 2017, Term Loan A-2 was paid off as part the Credit Agreement utilizing borrowings under Term Loan A and Term Loan A-1.

2022 Notes — On March 11, 2014, the Company completed its underwritten public offering of $400 million in aggregate principal amount of 4.875% notes due March 15, 2022 (the “2022 Notes”). The net proceeds of $394.0 million ($400.0 million less underwriting discount of $6.0 million, providing an effective interest rate of 4.99%) were used to extinguish the Company’s previously issued 7.75% notes due on March 1, 2018 (the “2018 Notes”). Interest is payable on March 15 and September 15 of each year. The 2022 Notes will mature on March 15, 2022.

The Company may redeem all or some of the 2022 Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices as set forth in the Indenture plus any accrued or unpaid interest to the applicable redemption date.  Subject to certain limitations, in the event of a change in control of the Company, the Company will be required to make an offer to purchase the 2022 Notes at a purchase price equal to 101% of the principal amount of the 2022 Notes, plus accrued and unpaid interest up to the purchase date.

2024 Notes — On January 29, 2016, the Company completed an exempt offering under Rule 144A and Regulation S of the Securities Act of $775 million in aggregate principal amount of 6.0% notes due February 15, 2024. The net proceeds from the issuance of the 2024 Notes (approximately $760.7 million after deducting issuance costs, providing an effective interest rate of 6.23%) were used to fund a portion of the purchase price of the Private Brands Business. Interest is payable on February 15 and August 15 of each year. The payments began on August 15, 2016. The 2024 Notes will mature on February 15, 2024.

The Company may redeem some or all of the 2024 Notes at any time on or after February 15, 2019 at the applicable redemption prices described in the Indenture plus accrued and unpaid interest, if any, up to but not including the redemption date. In the event of certain change of control events, as described in the Indenture, the Company may be required to purchase the 2024 Notes from the holders at a purchase price of 101% of the principal amount plus any accrued and unpaid interest.

The Company issued the 2022 Notes and 2024 Notes pursuant to a single base Indenture among the Company, the Guarantor Subsidiaries, and the Trustee. The Indenture provides, among other things, that the 2022 Notes and 2024 Notes will be senior unsecured obligations of the Company. The Company’s payment obligations under the 2022 Notes and 2024 Notes are fully and unconditionally, as well as jointly and severally, guaranteed on a senior unsecured basis by the Guarantor Subsidiaries, in addition to any future domestic subsidiaries that guarantee or become borrowers under its credit agreement, or guarantee certain other indebtedness incurred by the Company or its restricted subsidiaries. The Indenture was supplemented during the first quarter of 2016 to include the changes in Guarantor Subsidiaries noted above.

The Indenture governing the 2022 Notes and 2024 Notes contains customary event of default provisions (including, without limitation, defaults relating to the failure to pay at final maturity or the acceleration of certain other indebtedness). If an event of default occurs and is continuing, the trustee under the Indenture or holders of at least 25% in principal amount of such notes may declare the principal amount and accrued and unpaid interest, if any, on all such notes to be due and payable. The Indenture also contains restrictive covenants that, among other things, limit the ability of the Company and the Guarantor Subsidiaries to: (i) pay dividends or make other restricted payments, (ii) make certain investments, (iii) incur additional indebtedness or issue preferred stock, (iv) create liens, (v) pay dividends or make other payments (except for certain dividends and payments to the Company and certain subsidiaries of the Company), (vi) merge or consolidate with other entities or sell substantially all of its assets, (vii) enter into transactions with affiliates, and (viii) engage in certain sale and leaseback transactions. The foregoing limitations are subject to exceptions as set forth in the Indenture. In addition, if in the future, the 2022 Notes or 2024 Notes have an investment grade credit rating by both Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services, certain of these covenants will, thereafter, no longer apply to the 2022 Notes or 2024 Notes for so long as the 2022 Notes or 2024 Notes are rated investment grade by the two rating agencies.

Interest Rate Swap Agreements — In June 2016 and February 2018, the Company entered into $500 million and $1,625 million, respectively, of long-term interest rate swap agreements to lock into a fixed LIBOR interest rate base. The swaps cover a period through February 28, 2025.

Fair Value - At December 31, 2019, the aggregate fair value of the Company's total debt was $2,146.1 million and its carrying value was $2,118.8 million. At December 31, 2018, the aggregate fair value of the Company's total debt was $2,311.3 million and its carrying value was $2,318.8 million. The fair values of Term Loan A and Term Loan A-1 were estimated using present value techniques and market-based interest rates and credit spreads. The fair values of the Company's 2022 Notes and 2024 Notes were estimated based on quoted market prices for similar instruments due to their infrequent trading volume. Accordingly, the fair value of the Company's debt is classified as Level 2 within the valuation hierarchy.

Finance Lease Obligations and Other — The Company owes $3.9 million related to finance leases. Finance lease obligations represent machinery and equipment financing obligations, which are payable in monthly installments of principal and interest, and are collateralized by the related assets financed. Refer to Note 4 for additional information regarding the Company's finance leases.

Deferred Financing Costs – As of December 31, 2019 and December 31, 2018, deferred financing costs of $15.7 million and $22.7 million were included as a direct deduction from outstanding long-term debt. Fees associated with the Revolving Credit Facility are presented in Other assets, net.